VESSELS UNDER CAPITAL LEASE, NET	9 Months Ended
Sep. 30, 2012
Leases, Capital [Abstract]
VESSELS UNDER CAPITAL LEASE, NET
VESSELS UNDER CAPITAL LEASE, NET

Movements in the nine months ended September 30, 2012 may be summarized as follows:

(in thousands of $)	Cost	Accumulated Depreciation	Carrying Value
Balance at December 31, 2011	2,073,779	(1,051,607)	1,022,172
Disposals	(33,395)	31,746
Impairment loss	—	(13,141)
Depreciation	—	(72,985)
Balance at September 30, 2012	2,040,384	(1,105,987)	934,397

Depreciation expense for vessels under capital lease was $73.0 million and $97.3 million for the nine months ended September 30, 2012 and September 30, 2011, respectively.

The outstanding obligations under capital leases are payable as follows:

(in thousands of $)
Year ending September 30,
2013	115,082
2014	113,567
2015	111,572
2016	171,263
2017	141,335
Thereafter	698,471
Minimum lease payments	1,351,290
Less: imputed interest	(380,625)
Present value of obligations under capital lease	970,665

As of September 30, 2012, the Company held 31 vessels under capital leases (2011: 32 vessels), of which 27 (2011: 28 vessels) are leased from Ship Finance. These leases are for initial terms that range from 8 to 22 years. The remaining periods on these leases at September 30, 2012, range from 2 to 14 years.

Four of these vessels (2011: four) are leased by the Company from special purpose lessor entities which, were established and are owned by independent third parties who provide financing through debt and equity participation. Each entity owns one vessel, which is leased to the Company, and has no other activities. Prior to the adoption of ASC 810, these special purpose entities were not consolidated by the Company. The Company has determined that these entities are variable interest entities. The determination of the primary beneficiary of a variable interest entity requires knowledge of the participations in the equity of that entity by individual and related equity holders. Our lease agreements with the leasing entities do not give us any right to obtain this information and the Company has been unable to obtain this information by other means. Accordingly the Company is unable to determine the primary beneficiary of these leasing entities. As of September 30, 2012, the original cost to the lessor of the assets under such arrangements was $258 million (2011: $258.0 million). As of September 30, 2012 and December 31, 2011, the Company's residual value guarantees associated with these leases, which represent the maximum exposure to loss, are $36 million.

Put options on vessels under capital leases are recorded as part of the lease's minimum lease payments. Lease liabilities are amortized so that the remaining balance at the date the put option becomes exercisable is equal to the put option amount. An additional liability is recognized based on the amount, if any, by which the put option price exceeds the fair market value of the related vessel. As of September 30, 2012, no such additional liability had arisen. On December 30, 2011, the Company agreed to a rate reduction on all these vessels whereby the Company will pay a reduced rate and an additional amount (contingent rental expense) dependent on the actual market rate. The contingent rental expense due on these vessels as of September 30, 2012 is $2.6 million. Annual renewals which were at the owners option were replaced with a fixed term of January 1, 2012 to December 31, 2015 and the purchase options that the Company had previously held were removed. A profit share payment will be due at the end of the lease based on 25% of the excess of the aggregate of market index rates over the aggregate of the original rates. As a result of the reassessment of leases whereby all four leases remained as capital leases, capital lease obligations have reduced by $29.8 million, with a corresponding reduction in vessels under capital lease in 2011. In the nine months ended September 30, 2012, total profit share of $nil has been accrued. The following table discloses information about the Company's activity with these non-consolidated lessor entities in the three and nine months ended September 30, 2012 and September 30, 2011:

	Three months ended September 30,		Nine months ended September 30,
(in thousands of $)	2012	2011	2012	2011
Exercise of purchase option	—	—	—	56,090
Repayments of principal obligations under capital leases	2,959	4,254	8,649	12,373
Contingent rental (income) expense	(258)	—	2,552	—
Interest expense for capital leases	1,557	2,592	4,801	7,942
Deferred lease obligation	1,517	—	2,419	—

The lessor has options to put these vessels to the Company at the end of the lease term. Gains arising from the sale and leaseback transactions have been deferred and are being amortized over the lease terms.

At September 30, 2012, the Company had four OBO carriers, six double hull Suezmax tankers, and 17 double hull VLCCs on long-term fixed rate leases with Ship Finance which expire from 2015-2027 dependent upon the age of the vessels. The leases contain no optional termination periods, purchase options or put options.

In conjunction to the leases with Ship Finance, the Company has also entered into charter ancillary agreements whereby the Company agrees to pay Ship Finance a profit sharing payment equal to 20% of the charter revenues earned by the Company in excess of the daily base charter hire paid to Ship Finance. In December 2011, the Company and Ship Finance agreed to a rate reduction of $6,500 per day for all vessels leased from Ship Finance under long-term leases for a four year period that commenced on January 1, 2012. The Company paid Ship Finance up front compensation of $106.0 million on December 30, 2011, of which $50.0 million was a non-refundable prepayment of profit share and $56.0 million was a release of restricted cash serving as security for charter payments. The Company will compensate Ship Finance with 100% of any difference between the renegotiated rates and the average vessel earnings up to the original contract rates (contingent rental expense). At September 30, 2012, the contingent rental expense due to Ship Finance is $40.1 million. In addition, the profit share above the original threshold rates was increased from 20% to 25%. As a result of this, obligations under capital leases and vessels under capital leases have been reduced by $126.5 million at December 31, 2011. Obligations under capital leases have also been reduced by the $106.0 million compensation payment to Ship Finance. In the nine months ended September 30, 2012, total profit share due to Ship Finance was $nil and so the $50.0 million non-refundable prepayment of profit share in December 2011 remains unchanged at September 30, 2012. Profit share will only be recognized in the financial statements when the accrued profit share is more than the non-refundable prepayment of profit share.